Crossroads Capital, Inc. 8-K

Exhibit 10.1

LIQUIDATING TRUST AGREEMENT

THIS LIQUIDATING TRUST AGREEMENT (this “Agreement”) is dated as of June 23, 2017 (the “Effective Date”), by and among Crossroads Capital, Inc. (the ”Company”), and Andrew Dakos, Phillip Goldstein and Gerald Hellerman (collectively, and including any successors thereto, the “Trustees”).

RECITALS

WHEREAS, the Company has elected to be treated as a business development company under the Investment Company Act of 1940, as amended;

WHEREAS, the Board of Directors of the Company (“Board”) has determined that it is in the best interest of the Company to convert the Company into a Maryland statutory trust (the ”Conversion”) and liquidate the Company’s presently owned assets in a liquidating trust;

WHEREAS, the statutory trust (the “Trust”) to be created by the filing of the Articles of Conversion (as hereinafter defined) and a Certificate of Trust (as hereinafter defined) with the State Department of Assessments and Taxation of the State of Maryland under Section 12-204 of the Maryland Statutory Trust Act (the “Maryland Act”) is intended to be such liquidating trust, with the Trustees serving as the initial trustees; and

WHEREAS, following the Conversion, the Trustees shall administer the Trust pursuant to the terms of this Agreement in order to liquidate the Trust Assets and, upon satisfaction of all related liabilities and obligations, to distribute the residue of the proceeds of the liquidation in accordance with the terms hereof.

NOW, THEREFORE, in consideration of the premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Article I
NAMES; DEFINITIONS; PRINCIPAL OFFICE; RESIDENT AGENT

1.1

Name. The Trust shall be known as “Crossroads Liquidating Trust”.

1.2

Defined Terms. Terms used but not otherwise defined in this Agreement shall be defined as follows unless the context otherwise requires:

(a)

“Administrator” means 1100 Capital Consulting, LLC, or such other person selected by the Trustees to act as successor to the duties of 1100 Capital Consulting, LLC.

(b)

“Affiliate” means an “affiliated person” as defined in the Investment Company Act of 1940, as amended.

(c)

“Agreement” shall mean this instrument as originally executed or as it may from time to time be amended pursuant to the terms hereof.

(d)

“Articles of Conversion” shall mean the articles of conversion in form and substance as Annex A attached hereto.

(e)

“Beneficial Interest” shall mean each Beneficiary’s proportionate share of the Trust Assets determined by the ratio of the number of Units held by such Beneficiary to the total number of Units held by all Beneficiaries.

(f)

“Beneficiary” shall mean each holder of Units.

(g)

“Certificate of Trust” shall mean the certificate of trust in form and substance as Annex B attached hereto.

(h)

“Code” shall have the meaning given to such term in Section 2.2(c).

(i)

“Commission” shall have the meaning given to such term in Section 5.8(b).

(j)

“Conversion Date” shall mean the date of the effectiveness of the Articles of Conversion and Certificate of Trust when filed with the State of Maryland under the Maryland Act.

(k)

“Independent Trustees” means Andrew Dakos, Phillip Goldstein, and Gerald Hellerman, and any successor thereto the Trustees deem in their good-faith determination to not have a relationship with the Trust that would interfere with the exercise of independent judgement in carrying out the responsibility of an Independent Trustee.

(l)

“Liabilities” shall mean all taxes, tax audits and any findings arising from, in connection with or relating thereto, liens, penalties, interest, costs and expenses, unsatisfied debts, damages, losses, claims, liabilities, commitments, suits and any other obligations, whether contingent or fixed or otherwise.

(m)

“NBC Trust Company” shall mean NBC Trust Company, a Nebraska chartered trust company, or such other person selected by the Trustees to act as successor to the duties of NBC Trust Company.

(n)

“Person” shall mean an individual, a corporation, a partnership, an association, a joint stock company, a limited liability company, a trust, a joint venture, any unincorporated organization, or a government or political subdivision thereof.

(o)

“Plan” shall mean that Plan of Liquidation approved by the Company’s Board of Directors on May 3, 2016.

(p)

“Shares” shall mean the shares of common stock, $0.0001 par value per share, of the Company.

(q)

“Stockholders” shall mean the holders of record of the outstanding Shares of the Company immediately prior to the effective time of the Articles of Conversion and Certificate of Trust when filed with the State of Maryland under the Maryland Act.

(r)

“Trust Assets” shall mean all the property (real, personal, tangible or intangible) held from time to time by the Trust and administered by the Trustees under this Agreement.

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(s)

“Trust Subsidiary” means any corporation, partnership, limited liability company, joint venture, business trust, real estate investment trust or other organization, whether incorporated or unincorporated, or other legal entity directly owned by the Trust.

(t)

“Units” shall have the meaning given to such term in Section 3.1(a).

1.3

Principal Office in State of Maryland; Resident Agent; Additional Offices. The principal office of the Trust in the State of Maryland shall be located at such place as the Trustees may designate. The address of the principal office of the Trust in the State of Maryland as of the Conversion Date is 351 West Camden Street, Baltimore, MD 21201. The name and address of the resident agent of the Trust in the State of Maryland are The Corporation Trust Incorporated, 351 West Camden Street. Baltimore, MD 21201. The resident agent is a Maryland corporation. The Trust may have additional offices, including a principal executive office, at such places as the Trustees may from time to time determine or the business of the Trust may require.

1.4

Governing Instrument. This Agreement is intended to be a “governing instrument” under 12-207 of the Maryland Act.

Article II
NATURE OF THE TRUST

2.1

Conversion; Creation of Trust. The Trust shall be established upon the Conversion Date, which shall occur upon the effectiveness of the filing of the Articles of Conversion and the Certificate of Trust with the state of Maryland.

2.2

Purpose of Trust.

(a)

The Trust is organized for the sole purpose of liquidating and distributing the proceeds of Trust Assets and in connection therewith to own, administer and realize the value of the Trust Assets for the ultimate purpose of liquidating the Trust Assets and distributing the net proceeds of the Trust Assets, with no objective to continue or engage in the conduct of a trade or business, except as necessary for the orderly liquidation of, and preservation or realization of the value of, the Trust Assets.

(b)

In connection with the foregoing, the Trustees will (i) take such actions as they deem necessary or appropriate to carry out the purpose of the Trust and facilitate such ownership, administration, realization and liquidation of the Trust Assets, (ii) protect, conserve and manage the Trust Assets in accordance with the terms and conditions hereof, and (iii) distribute the net proceeds of the Trust Assets in accordance with the terms and conditions hereof.

(c)

It is intended that, for federal, state and local income tax purposes, the Trust shall be treated as a liquidating trust under Treasury Regulation Section 301.7701-4(d) and any analogous provision of state or local law, and the Beneficiaries shall be treated as the owners of their respective share of the Trust pursuant to Sections 671 through 679 of the Internal Revenue Code of 1986, as amended (the “Code”) and any analogous provision of state or local law, and shall be taxed on their respective share of the Trust’s taxable income (including both ordinary income and capital gains) pursuant to Section 671 of the Code and any analogous provision of state or local law. The Trustees shall file all tax returns required to be filed with any governmental agency consistent with this position, including, but not limited to, any returns required of grantor trusts pursuant to Treasury Regulation Section 1.671-4(a).

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2.3

Payment of Liabilities of the Trustees. If any Liability is asserted against any Trustee as a result of the Conversion, such Trustee may use such part of the Trust Assets as may be necessary in contesting any such Liability or in payment thereof, and in no event shall such Trustee, Beneficiaries, officers of the Trust or any subsidiary of the Trust, manager, the Administrator or agents of the Trust be personally liable, nor shall resort be had to the private property of such Persons, in the event that the Trust Assets are not sufficient to satisfy the Liabilities of the Trust.

2.4

Management of Subsidiaries.

(a)

Subject to the terms of any agreements governing the management and operation of any Trust Subsidiary, including without limitation with respect to obligations of the directors, officers, managers, partners or members of any such entity to act in the best interests of the Trust Subsidiary and the equity holders, partners or members of such Trust Subsidiary, the Trustees shall take such actions with respect to the Trust’s direct or indirect interest in each Trust Subsidiary (whether in connection with the Trust’s position as direct or indirect equity owner, partner, member or manager, or as a director, officer, employee or agent of such Trust Subsidiary), and shall, subject to any obligations to any other equity owners, partners or members of a Trust Subsidiary, take all commercially reasonable steps to cause each Trust Subsidiary to take such actions, as are consistent with the purposes and provisions of the Trust and this Agreement.

(b)

The Trustees shall, to the extent not done on or prior to the Conversion Date, and to the extent within their reasonable power and deemed necessary or desirable by the Trustees, amend, or cause to be amended, the operating agreements and other governing documents of each Trust Subsidiary and take such other action to provide that the purpose of such entity is substantially the same as that set forth in Section 2.2, including no objective to continue or engage in the conduct of a trade or business (other than as necessary to realize or preserve the value of its assets) and the expeditious but orderly disposition and distribution of its assets; provided that it shall not be inconsistent with the provisions of this paragraph for any Trust Subsidiary to continue to engage in a trade or business following such time as the Trust has sold all of its interests in such Trust Subsidiary in furtherance of the Plan.

(c)

The Trustees shall do what they can to cause each Trust Subsidiary to distribute to the Trust and to such Trust Subsidiary’s other equity owners, partners or members, if any, in accordance with the governing documents of such Trust Subsidiary, on or before each distribution provided for in Section 5.6 and Section 5.7 such portion of its cash as is deemed necessary by the Trustees to make such distribution pursuant to Section 5.6 or Section 5.7.

(d)

The Trustees may serve as partner, member, director, officer, employee or agent of a Trust Subsidiary.

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2.5

Management Services Agreements.

(a)

Concurrently with the Conversion, the Trust will enter into a management services agreement with the Administrator to assist in the sale of the Trust Assets, to provide oversight, reporting and administrative services, and such other matters as the parties may agree, in each case on such terms and conditions as may be approved by the Trustees; provided that such services will not overlap with the services provided by NBC Trust Company.

(b)

Concurrently with the Conversion, the Trust will enter into a management services agreement with NBC Trust Company to provide oversight, reporting and administrative services, and such other matters as the parties may agree, in each case on such terms and conditions as may be approved by the Trustees; provided that such services will not overlap with the services provided by the Administrator.

Article III
BENEFICIAL INTERESTS

3.1

Beneficial Interests.

(a)

Pursuant to the Plan, effective upon the Conversion, each outstanding Share shall convert into one unit of uncertificated Beneficial Interest (a “Unit”) in the Trust for each Share then held of record by such Stockholder. Effective upon the Conversion, each Beneficiary shall have a pro rata undivided beneficial interest in the Trust Assets equal to the number of Units owned by such Beneficiary divided by the total number of Units owned by all Beneficiaries.

(b)

The rights of Beneficiaries in, to and under the Trust Assets and the Trust shall not be represented by any form of certificate or other instrument, and no Beneficiary shall be entitled to such a certificate. The Trustees shall maintain, or cause to be maintained, a record of the name and address of each Beneficiary and the aggregate number of Units held by such Beneficiary.

(c)

If any conflicting claims or demands are made or asserted with respect to the ownership of any Units, or if there is any disagreement between the transferees, assignees, heirs, representatives or legatees succeeding to all or part of the interest of any Beneficiary resulting in adverse claims or demands being made in connection with such Units, then, in any of such events, the Trustees shall be entitled, at their sole election, to refuse to comply with any such conflicting claims or demands. In so refusing, the Trustees may elect to make no payment or distribution with respect to such Units, or to make such payment to a court of competent jurisdiction or an escrow agent, and in so doing, the Trustees shall not be or become liable to any of such parties for their failure or refusal to comply with any of such conflicting claims or demands or to take any other action with respect thereto, nor shall the Trustees be liable for interest on any funds which it may so withhold. Notwithstanding anything to the contrary set forth in this Section 3.1(c), the Trustees shall be entitled to refrain and refuse to act until either (i) the rights of the adverse claimants have been adjudicated by a final judgment of a court of competent jurisdiction, (ii) all differences have been adjusted by valid written agreement between all of such parties, and the Trustees shall have been furnished with an executed counterpart of such agreement, or (iii) there is furnished to the Trustees a surety bond or other security satisfactory to the Trustees, as they shall deem appropriate, to fully indemnify the Trustees as between all conflicting claims or demands.

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3.2

Rights of Beneficiaries. Each Beneficiary shall be entitled to participate in the rights and benefits due to such Beneficiary hereunder according to the Beneficiary’s Beneficial Interest. Each Beneficiary shall take and hold the same subject to all the terms and provisions of this Agreement. The interest of each Beneficiary hereunder is declared, and shall be in all respects, personal property and upon the death of an individual Beneficiary, the Beneficiary’s Beneficial Interest shall pass as personal property to the Beneficiary’s legal representative and such death shall in no way terminate or affect the validity of this Agreement; provided, however, the Trustees or their agents shall not be obligated to book a transfer of a deceased Beneficiary’s Beneficial Interest to his or her legal representative until the Trustees shall have received Letters Testamentary or Letters of Administration and written notice of the death of the deceased Beneficiary. A Beneficiary shall have no title to, right to, possession of, management of, or control of, any of the Trust Assets except the right to receive distributions of the net proceeds thereof as, when, and if made as expressly provided herein. No widower, widow, heir or devisee of any person who may be a Beneficiary shall have any right of dower, homestead, or inheritance, or of partition, or of any other right, statutory or otherwise, in any of the Trust Assets.

3.3

Limitations on Transfer. The beneficial interest of a beneficiary may not be transferred other than by will, intestate succession or operation of law; provided that the executor or administrator of the estate of a Beneficiary may mortgage, pledge, grant a security interest in, hypothecate or otherwise encumber, the Beneficial Interest held by the estate of such Beneficiary if necessary in order to borrow money to pay estate, succession or inheritance taxes or the expenses of administering the estate of the Beneficiary, upon written notice to and upon written consent of the Trustees, which consent may be withheld in the Trustees’ sole discretion. Units shall not be listed on any exchange or quoted on any quotation system. Neither the Trustees, any Beneficiary nor any employees or agents of the Trustees, if any, may take any action to facilitate or encourage the sale or transfer of any Beneficial Interests, except as permitted in this Section. Furthermore, except as may be otherwise required by law, the Beneficial Interests of the Beneficiaries hereunder shall not be subject to attachment, execution, sequestration or any order of a court, nor shall such interests be subject to the contracts, debts, obligations, engagements or liabilities of any Beneficiary. The interest of a Beneficiary shall be paid by the Trustees to the Beneficiary free and clear of all assignments, attachments, anticipations, levies, executions, decrees and sequestrations and shall become the property of the Beneficiary only when actually received by such Beneficiary.

3.4

Trustees as Beneficiary. Any Trustee, either individually or in a representative or fiduciary capacity, may be a Beneficiary to the same extent as if it were not a Trustee hereunder and shall have all rights of a Beneficiary, including, without limitation, the right to vote and to receive distributions, to the same extent as if it were not a Trustee hereunder.

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Article IV
DURATION AND TERMINATION OF THE TRUST

4.1

Duration. The existence of the Trust shall terminate upon the earliest of (a) the liquidation and distribution of the net proceeds of all of the Trust Assets as provided in Section 5.7, or (b) the expiration of a period of three years from the Conversion Date. Notwithstanding the foregoing, the Trustees may continue the existence of the Trust beyond the three-year term if the Trustees reasonably determine that an extension is necessary to fulfill the purposes of the Trust.

4.2

Other Obligations of Trustees upon Termination. Upon termination of the Trust, the Trustees shall provide for the retention of the books, records, lists of holders of Units, and files which shall have been delivered to or created by the Trustees, the Administrator, or their respective agents. At the Trustees’ discretion, all of such records and documents may be destroyed at any time after six years following the final distribution with respect to the Trust Assets. Except as otherwise specifically provided herein, upon the final distribution with respect to the Trust Assets, the Trustees shall have no further duties or obligations hereunder; provided, that the Trustees shall execute and deliver such other instruments and agreements as shall be reasonably necessary or required to effect the termination of the Trust.

Article V
ADMINISTRATION OF TRUST ASSETS

5.1

Sale of Trust Assets. The Trustees shall make continuing efforts to dispose of the Trust Assets and cause each Trust Subsidiary to dispose of its assets, to make timely distributions and to not unduly prolong the duration of the Trust. Without limiting the foregoing, and subject to the terms and conditions of this Agreement, the Trustees may, and may cause the Trust, at such times as it deems appropriate, in their discretion, collect, liquidate, reduce to cash, transfer, assign, or otherwise dispose of all or any part of the Trust Assets as they deem appropriate at public auction or at private sale for cash, securities or other property, or upon credit (either secured or unsecured as the Trustees shall determine).

5.2

Efforts to Resolve Claims and Liabilities. Subject to the terms and conditions of this Agreement, the Trustees shall make appropriate efforts to resolve any contingent or unliquidated claims and outstanding contingent Liabilities for which the Trust or any Trust Subsidiary may be responsible, administer and dispose of the Trust Assets as contemplated by this Agreement, make timely distributions to the Beneficiaries, and not unduly prolong the duration of the Trust.

5.3

Continued Collection of Trust Assets. All property that is determined to be a part of the Trust Assets shall continue to be collected by the Trustees and held as a part of the Trust. The Trustees shall hold the Trust Assets without being obligated to provide for or pay any interest thereon to any Beneficiary, except to the extent of such Beneficiary’s share of interest actually earned by the Trust after payment of the Trust’s liabilities and expenses as provided in Section 5.5.

5.4

Restriction on Trust Assets. The Trust shall not receive, or permit any Trust Subsidiary to receive, transfers of, and shall cause to be distributed, any assets prohibited by Revenue Procedure 82-58, 1982-2 C.B. 847 (as amplified by Revenue Procedure 91-15, 1991-1 C.B. 484), as the same may be further amended, supplemented, or modified, including, but not limited to, any listed stocks or securities, any readily-marketable assets, any operating assets of a going business, any unlisted stock of a single issuer that represents 80% or more of the stock of such issuer, or any general or limited partnership interest, or any interest in a limited liability that is treated as a partnership for federal income tax purposes, it being understood that the interests in the Trust Subsidiaries do not constitute any such assets. The Trustees shall not retain (or permit any Trust Subsidiary to retain) cash in excess of a reasonable amount to meet expenses and Liabilities of the Trust and the Trust Assets (or the Trust Subsidiary and its assets).

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5.5

Payment of Expenses and Liabilities. The Trustees shall pay from the Trust Assets all expenses and Liabilities of the Trust and of the Trust Assets, including, but not limited to, interest, penalties, taxes, assessments, and public charges of any kind or nature and the costs, charges, and expenses connected with or growing out of the execution or administration of the Trust and such other payments and disbursements as are provided in this Agreement or which may be determined to be a proper charge against the Trust Assets by the Trustees.

5.6

Interim Distributions. At such times as may be determined in their sole discretion, but consideration of potential liquidating distributions shall occur no less frequently than annually, and in any event within a reasonable period of time following the disposition of Trust Assets, the Trustees shall distribute, or cause to be distributed, to the Beneficiaries, in proportion to the number of Units held by each Beneficiary on the record date for such distribution as determined by the Trustees in their sole discretion, the net proceeds from the disposition of Trust Assets and income from Trust investments, and such other cash or property comprising a portion the Trust Assets as the Trustees may in their sole discretion determine may be distributed. Notwithstanding the foregoing, promptly following the Conversion and subject to the Trustees’ final approval at the time of the Trustees’ determination, the Trustees shall distribute, or cause to be distributed, to the Beneficiaries on the record date for such distribution, an amount of cash of no less than $1.60 per Unit.

5.7

Final Distribution. If the Trustees determine that the Liabilities and all other claims, expenses, charges, and obligations of the Trust and the Trust Subsidiaries have been paid or discharged, and all Trust Assets have been liquidated, the Trustees shall, as expeditiously as is consistent with the conservation and protection of the Trust Assets, distribute such share to the Beneficiaries as of the record date of such distribution, in proportion to the number of Units held by each Beneficiary.

5.8

Reports to Beneficiaries.

(a)

As soon as practicable after the Conversion Date, the Trustees will mail, or will cause to be mailed, to each Beneficiary a notice indicating how many Units such person beneficially owns and the names of Trustees and their contact information.

(b)

As soon as practicable after the end of each fiscal year of the Trust on a timeline as though the Trust were a non-accelerated filer of reports under the Securities Exchange Act of 1934, as amended (the ”Exchange Act”) the Trust shall file an annual report on Form 10-K with the U.S. Securities and Exchange Commission (the ”Commission”) showing the assets and liabilities of the Trust at the end of the applicable calendar year and the receipts and disbursements of the Trust for such period covered by the report. The annual report also will describe the changes in the assets of the Trust and the actions taken by the Trustees during such period covered by the report. The financial statements contained within such annual report need not be audited but will be prepared on a liquidation basis in accordance with generally accepted accounting principles and will be reviewed by an independent registered public accounting firm. The Trust also will file current reports on Form 8-K with the Commission whenever an event occurs for which a Form 8-K is required to be filed for the Trust or whenever, in the opinion of the Trustees, in their discretion, any other material event relating to the Trust or its assets has occurred.

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(c)

The tax year and the fiscal year of the Trust shall end on December 31 of each year, unless the Trustees deem it advisable to establish some other date as the date on which the taxable year of the Trust shall end.

5.9

Federal Income Tax Information. As soon as practicable after the close of each tax year, the Trustees shall mail, or shall cause to be mailed, to each Person who was a Beneficiary during such year, a statement showing, on a per Unit basis, the information necessary to enable a Beneficiary to determine its taxable income, gain, loss or deduction (if any) attributable to the assets held by the Trust as determined for federal income tax purposes. In addition, after receipt of a request in good faith, the Trustees shall furnish to any Person who has been a Beneficiary at any time during the preceding year, at the expense of such Person and at no cost to the Trust, a statement containing such further tax information as is reasonably available to the Trustees and reasonably requested by such Person.

5.10

Books and Records. The Trustees shall maintain in respect of the Trust and the holders of Units books and records relating to the Trust Assets and the income and liabilities of the Trust in such detail and for such period of time as may be necessary to enable the Trustees to make full and proper accounting in respect thereof in accordance with this Article V and to comply with applicable law. Such books and records shall be maintained on a basis or bases of accounting necessary to facilitate compliance with the tax reporting requirements of the Trust and the reporting obligations of the Trustees under Section 5.8. Nothing in this Agreement requires the Trustees to file any accounting or seek approval of any court with respect to the administration of the Trust or as a condition for making any payment or distribution out of the Trust Assets. Beneficiaries and their agents shall be entitled, upon 30 days’ prior written notice delivered to the Trustees, to inspect and copy (at their own expense) during normal business hours the following (and only the following) documents, solely to the extent that such documents are not publicly available on the website of the Commission: (a) this Agreement and all amendments hereto; (b) minutes of the proceedings (if any) of the Beneficiaries; (c) an annual statement of affairs (which may be the annual report contemplated by Section 5.8(a)); and (d) any voting trust agreements on file at the Trust’s principal office; provided that, if so requested, such Beneficiaries shall have entered into a confidentiality agreement satisfactory in form and substance to the Trustees.

5.11

Appointment of Agents, etc.

(a)

The Trustees shall be responsible for the general policies of the Trust and for the general supervision of the activities of the Trust and Trust Subsidiaries conducted by all agents, officers, employees, advisors or managers of the Trust or any of the Trust Subsidiaries. The Trustees shall have the power to appoint, employ or contract with any Person or Persons as the Trustees may deem necessary or proper for the transaction of all or any portion of the activities of the Trust, including appointment of officers of the Trust and the Trust Subsidiaries and the retention of the Administrator and NBC Trust Company under management services agreements, as contemplated by Section 2.5. For purposes of this Agreement, the Administrator and NBC Trust Company shall each be deemed to be an agent of the Trust.

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(b)

The Trustees shall have the power to determine the terms and compensation of any Person with whom they may contract pursuant to Section 5.11(a).

(c)

No Trustee shall be required to administer the Trust as its sole and exclusive function and a Trustee may have other business interests and may engage in other activities similar or in addition to those relating to the Trust, including in competitive business interests, including the rendering of advice or services of any kind to investors or any other Persons and the management of other investments, subject to such Trustee’s obligations under this Agreement and applicable law.

Article VI
BOARD OF TRUSTEES

6.1

Board of Trustees. The Trust and its affairs shall be governed, managed and administered by a Board of Trustees. References in this Agreement to the “Trustees” shall constitute references to the Board of Trustees acting as described in this Article VI, unless the context otherwise requires.

6.2

Number and Qualification of Trustees.

(a)

Subject to the provisions of Section 6.3 relating to the period pending the appointment of a successor Trustee, there shall be three Trustees of this Trust comprising the Board of Trustees, who shall be citizens and residents of, or a corporation or other entity which is incorporated or formed under the laws of, a state of the United States and, if a corporation, it shall be authorized to act as a corporate fiduciary under the laws of the State of Maryland or such other jurisdiction as shall be determined by the Trustees in their sole discretion. The number of Trustees may be increased or decreased from time to time by the Trustees, provided that there shall never be fewer than one Trustee.

(b)

If a corporate Trustee shall ever change its name, or shall reorganize or reincorporate, or shall merge with or into or consolidate with any other bank or trust company, such corporate trustee shall be deemed to be a continuing entity and shall continue to act as a trustee hereunder with the same liabilities, duties, powers, titles, discretions, and privileges as are herein specified for a Trustee.

(c)

A majority of the Trustees shall qualify as Independent Trustees; provided that, if one or more Independent Trustees shall resign or be removed, and pending the filling of the vacancy or vacancies created by such resignation or removal less than a majority of the Trustees are Independent Trustees, the failure of a majority of the Trustees to be Independent Trustees shall not affect the validity of any action taken by the Trustees.

6.3

Resignation and Removal. Any Trustee may resign and be discharged from the Trust by giving written notice to the other Trustees; provided, that if there is only one Trustee at the time of such Trustee’s resignation, then such resigning Trustee may resign and be discharged by making a public notice of the Beneficiaries of such resignation, which may take the form of a press release or the filing with the Commission of a current report on Form 8-K announcing the same. Such resignation shall become effective on the date specified in such notice. Any Trustee may be removed at any time, with or without cause, by Beneficiaries holding in the aggregate more than two-thirds of the total Units held by all Beneficiaries at a meeting of the Beneficiaries duly called for such purpose.

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6.4

Appointment of Successor. If at any time a Trustee resigns or is removed, dies, becomes mentally incompetent or physically incapable of performing such Trustee’s responsibilities hereunder (as determined by the other Trustees), or is adjudged bankrupt or insolvent, unless the remaining Trustees (if any) shall decrease the number of Trustees comprising the Board of Trustees pursuant to Section 6.2 hereof, or in the event the number of Trustees comprising the Board of Trustees shall be increased pursuant to Section 6.2 hereof, a vacancy shall be deemed to exist and a successor shall be appointed by action of a majority of the remaining Trustees (if any). If (a) such a vacancy is not filled by the remaining Trustees within ninety (90) days, and the remaining Trustees, if any, have notified the Beneficiaries of their inability to fill such vacancy or (b) there is no remaining Trustee then, the Beneficiaries may, pursuant to Article XII hereof, call a meeting to appoint a successor Trustee or successor Trustees. At such meeting, holders of a majority of the outstanding Units shall constitute a quorum and a successor Trustee or successor Trustees shall be appointed by Beneficiaries holding Units representing a majority of the total Units present at the meeting, in person or by proxy, with each Unit being entitled to be voted with respect to each vacancy to be filled at such meeting. Pending the appointment of a successor Trustee, the remaining Trustee or Trustees then serving may continue to take all actions that may be taken by the Trustees hereunder.

6.5

Acceptance of Appointment by Successor Trustee. Any successor Trustee appointed hereunder shall execute an instrument accepting such appointment hereunder and shall file one counterpart with the books and records of the Trust and, in case of a resignation, deliver one counterpart to the resigning Trustee. Thereupon such successor Trustee shall, without any further act, become vested with all the estates, properties, rights, powers, trusts, and duties of its predecessor in the Trust hereunder with like effect as if originally named therein.

6.6

Required Approval for Action by Trustees. At any time there is more than one Trustee, all action required or permitted to be taken by the Trustees, in their capacity as Trustees, shall be taken by approval, consent, vote or resolution, including by written consent, authorized by at least a majority of the Trustees.

6.7

Compensation; Expense Reimbursement. If serving as a Trustee on the Board of Trustees, the Trustees shall be entitled to receive compensation for their services as Trustees comparable to that paid by the Company to its independent directors prior to the filing of the Articles of Conversion and Certificate of Trust under the Maryland Act, consisting of reasonable meeting fees or quarterly or annual retainer fees or a combination of such fees, as determined by the Trustees. Each Trustee shall be reimbursed from the Trust Assets for all expenses reasonably incurred, and appropriately documented, by such Trustee in the performance of that Trustee’s duties in accordance with this Agreement.

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Article VII
POWERS OF AND LIMITATIONS ON THE TRUSTEES

7.1

Limitations on Trustees. The Trustees shall not cause the Trust, and shall not cause any Trust Subsidiaries, to enter into or engage in any trade or business except as necessary to carry out the purposes of the Trust. In no event shall the Trustees take any action which would jeopardize the status of the Trust as a “liquidating trust” for federal, state or local income tax purposes within the meaning of Treasury Regulation Section 301.7701-4(d) and any analogous provision of state or local law. The Trustees shall not invest any of the cash held as Trust Assets in securities of any other Person, except that the Trustees may invest in (a) direct obligations of the United States of America or obligations of any agency or instrumentality thereof which mature not later than one year from the date of acquisition thereof, (b) money market deposit accounts, checking accounts, savings accounts, or certificates of deposit, or other time deposit accounts which mature not later than one year from the date of acquisition thereof which are issued by a commercial bank or savings institution organized under the laws of the United States of America or any state thereof, or (c) other temporary investments not inconsistent with the Trust’s status as a liquidating trust for tax purposes.

7.2

Specific Powers of Trustees. Subject to the provisions of the terms and conditions of this Agreement, the Trustees shall have the following specific powers in addition to any and all powers conferred upon them by any other section or provision of this Agreement or any laws of the State of Maryland; provided that the enumeration of the following powers shall not be considered in any way to limit or control the power of the Trustees to act as specifically authorized by any other section or provision of this Agreement and to act in such a manner as the Trustees may deem necessary or appropriate to conserve and protect the Trust Assets or to confer on the Beneficiaries the benefits intended to be conferred upon them by this Agreement:

(a)

to determine the nature and amount of the consideration to be received with respect to the sale or other disposition of, or the grant of interest in, each or all of the Trust Assets;

(b)

to collect, liquidate, finance or refinance or otherwise convert into cash, or such other property as it deems appropriate, all property, assets and rights in the Trust Assets, and to pay, discharge, and satisfy all other claims, expenses, charges, Liabilities and obligations existing with respect to the Trust Assets, the Trust or the Trustees;

(c)

to elect, appoint, engage, retain or employ any Persons as officers, agents, representatives, employees or independent contractors (including without limitation investment advisors, accountants, transfer agents, attorneys-at-law, managers, appraisers, brokers, consultants or otherwise) in one or more capacities to assist in the administration, disposition, liquidation and distribution of Trust Assets, and to pay reasonable compensation from the Trust Assets for services in as many capacities as such Person may be so appointed, engaged, employed or retained, to prescribe the titles, powers and duties, terms of service and other terms and conditions of the election, appointment, engagement, employment or retention of such Persons and, except as prohibited by law, to delegate any of the powers and duties of the Trustees to officers, agents, representatives, independent contractors, employees or other Persons, including, without limitation, the retention of the Administrator and NBC Trust Company and their respective affiliates to provide various services to the Trust and any Trust Subsidiary consistent with the types of services and compensation terms previously applicable to the Company prior to the formation of the Trust, plus a disposition fee with respect to the sale or other disposition of the Trust Assets;

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(d)

to retain and set aside such funds out of the Trust Assets as the Trustees shall deem necessary or expedient to pay, or provide for the payment of (i) unpaid claims, expenses, charges, Liabilities and obligations of the Trust or any Trust Subsidiaries; and (ii) the expenses of administering the Trust Assets;

(e)

to do and perform any and all acts necessary or appropriate for the conservation, protection and realization of the value of the Trust Assets pending sale or disposition thereof or distribution thereof to the Beneficiaries;

(f)

to institute, defend, settle or otherwise resolve actions, judgments or claims for declaratory relief or other actions, judgments or claims and to take such other action, in the name of the Trust or any Trust Subsidiary, or as otherwise required, as the Trustees may deem necessary or desirable to enforce any instruments, contracts, agreements, causes of action, or rights relating to or forming a part of the Trust Assets;

(g)

to determine conclusively from time to time the fair value of and to revalue the securities and other property of the Trust, with the assistance of independent valuation or other experts or other information as it deems necessary or appropriate;

(h)

to cancel, terminate or amend any instruments, contracts, agreements, obligations, or causes of action relating to or forming a part of the Trust Assets, and to execute new instruments, contracts, agreements, obligations or causes of action notwithstanding that the terms of any such instruments, contracts, agreements, obligations, or causes of action may extend beyond the terms of the Trust;

(i)

in the event any of the assets or property which is or may become a part of the Trust Assets is situated in any state or other jurisdiction in which any Trustee is not qualified to act as a Trustee, to nominate and appoint an individual or corporate trustee qualified to act in such state or other jurisdiction in connection with the assets or property situated in that state or other jurisdiction as a trustee of such assets or property and require from such trustee such security, if any, as may be designated by the Trustees, which, in the sole discretion of the Trustees may be paid out of the Trust Assets. The trustee so appointed shall have all the rights, powers, privileges and duties and shall be subject to the conditions and limitations of the Trust, except as limited by the Trustees and except where the same may be modified by the laws of such state or other jurisdiction (in which case, the laws of the state or other jurisdiction in which such trustee is acting shall prevail to the extent necessary). Such trustee shall be answerable to the Trustees herein appointed for all monies, assets and other property which may be received by it in connection with the administration of such assets or property. The Trustees hereunder may remove such trustee, with or without cause, and appoint a successor trustee at any time by the execution by the Trustees of a written instrument declaring such trustee removed from office, and specifying the effective date of removal;

(j)

to cause any investments of any part of the Trust Assets to be registered and held in its name or in the names of a nominee or nominees without increase or decrease of liability with respect thereto;

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(k)

to (i) terminate and dissolve any entities owned by the Trust or any Trust Subsidiary and (ii) form any new entities to be owned by the Trust or any Trust Subsidiary, provided that the interests in any such newly formed entities would not constitute assets prohibited this Agreement and by Revenue Procedure 82-58, 1982-2 C.B. 847 (as amplified by Revenue Procedure 91-15, 1991-1 C.B. 484), as the same may be further amended, supplemented, or modified;

(l)

to perform any act authorized, permitted, or required under any instrument, contract, agreement, right, obligation, or cause of action relating to or forming a part of the Trust Assets whether in the nature of an approval, consent, demand, or notice thereunder or otherwise, unless such act would require the consent of the Beneficiaries in accordance with the express provisions of this Agreement; and

(m)

adopt Bylaws not inconsistent with this Agreement providing for the conduct of the business of the Trust and to amend and repeal them.

7.3

Affiliate Transactions; Other Activities.

(a)

The Trustees shall not cause the Trust to enter into or engage in any transaction with an Affiliate except as otherwise would be permitted under the Investment Company Act of 1940 (including Section 56 thereof).

(b)

Rights of Trustees, Employees, Independent Contractors and Agents to Own Units or Other Property and to Engage in Other Business. Any Trustee, officer, employee, independent contractor or agent of the Trust, including the Administrator and NBC Trust Company, may own, hold and dispose of Units for its individual account, and may exercise all rights thereof and thereunder to the same extent and in the same manner as if it were not a Trustee, officer, employee, independent contractor or agent of the Trust. Any Trustee, officer, employee, independent contractor or agent of the Trust, including the Administrator and NBC Trust Company, may, in its personal capacity or in the capacity of trustee, manager, officer, director, shareholder, partner, member, advisor, employee of any Person or otherwise, have business interests and holdings similar to or in addition to those relating to the Trust, including business interests and holdings that are competitive with the Trust. Any Trustee, officer, employee, independent contractor or agent of the Trust, including the Administrator and NBC Trust Company, may be a trustee, manager, officer, director, shareholder, partner, member, advisor, employee or independent contractor of, or otherwise have a direct or indirect interest in, any Person who may be engaged to render advice or services to the Trust, and may receive compensation from such Person as well as compensation as a Trustee, employee, independent contractor or agent, including as manager or from the Administrator or NBC Trust Company, or otherwise hereunder so long as such interest is disclosed to the Trustees. None of these activities in and of themselves shall be deemed to conflict with its duties as a Trustee, officer, employee, independent contractor or agent of the Trust, including as the Administrator or as NBC Trust Company. The doctrine of corporate opportunity, or any analogous doctrine, shall not apply to the Trustees or officers or other agents of the Trust or the Trust Subsidiaries, including the Administrator and NBC Trust Company. No Trustee or officer who acquires knowledge of a potential transaction, agreement, arrangement or other matter that may be an opportunity for the Trust shall have any duty to communicate or offer such opportunity to the Trust, and such Trustee shall not be liable to the Trust or to the Beneficiaries for breach of any fiduciary or other duty by reason of the fact that such Trustee pursues or acquires for, or directs such opportunity to another Person or does not communicate such opportunity or information to the Trust. Neither the Trust nor any Beneficiary shall have any rights or obligations by virtue of this Agreement or the trust relationship created hereby in or to such independent ventures or the income or profits or losses derived therefrom, and the pursuit of such ventures, even if competitive with the activities of the Trust, shall not be deemed wrongful or improper. Any Trustee may engage or be interested in any financial or other transaction with the Beneficiaries or any Affiliate of the Trust or the Beneficiaries, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Trust or the Beneficiaries or their Affiliates.

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Article VIII
DUTIES AND LIABILITIES OF THE TRUSTEES,
BENEFICIARIES AND AGENTS; INDEMNIFICATION

8.1

Generally. The Trustees accept and undertake to discharge the Trust, upon the terms and conditions hereof, on behalf of the Beneficiaries. Each Trustee shall exercise such rights and powers vested in the Trustees by this Agreement in good faith, and use the same degree of care and skill in his, her, or its exercise as a prudent man or woman would exercise or use under the circumstances in the conduct of his or her own affairs, and no Trustee shall have or be deemed to have any fiduciary or other duty to the Trust, any Trust Subsidiary, any Beneficiary, any Trustee or any other Person, except for such duties as are expressly provided by this Agreement. The provisions of this Agreement, to the extent that they restrict or otherwise limit the duties and liabilities of the Trustees otherwise existing at law or in equity are agreed by the parties hereto to replace such other duties and liabilities of the Trustees. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of trustees or officers of a Maryland statutory trust, no present or former Trustee or officer or other agent of the Trust or of any Trust Subsidiary, including the Administrator and NBC Trust Company, shall be subject to any personal liability whatsoever in tort, contract or otherwise, to the Trust, any Beneficiary or any other Person. Neither the amendment nor repeal of this Section 8.1, nor the adoption or amendment of any other provision of this Agreement inconsistent with this Section 8.1, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption. In addition, notwithstanding the foregoing:

(a)

no successor Trustee shall be responsible for the acts or omissions of a Trustee in office prior to the date on which such successor becomes a Trustee;

(b)

the Trustees shall not be required to perform any duties or obligations except for the performance of such duties and obligations as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Trustees;

(c)

in the absence of bad faith on the part of the Trustees, the Trustees may conclusively rely, as to the truth, accuracy and completeness thereof, on the statements and certificates or opinions furnished to the Trustees and conforming to the requirements of this Agreement;

(d)

no Trustee shall be liable for any act which such Trustee may do or omit to do hereunder, or for any mistake of fact or law, or for any error of judgment, or for the misconduct of any employee, agent, representative or attorney appointed by the Trustees, or for anything that it may do or refrain from doing in connection with this Agreement while acting in good faith; and

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(e)

no Trustee shall be liable with respect to any action taken or omitted to be taken by such Trustee in accordance with (i) a written opinion of legal counsel addressed to the Trustees or (ii) the direction of Beneficiaries having aggregate Beneficial Interests of at least a majority of all Beneficial Interests relating to the exercise by the Trustees of any trust or power conferred upon the Trustees under this Agreement.

8.2

Reliance by Trustees.

(a)

The Trustees may consult with legal counsel, auditors or other experts to be selected by them and the advice or opinion of such counsel, auditors, or other experts shall be full and complete personal protection to the Trustees and agents of the Trust in respect of any action taken or suffered by the Trustees in good faith and in the reliance on, or in accordance with, such advice or opinion.

(b)

Persons dealing with the Trustees shall look only to the Trust Assets to satisfy any liability incurred by the Trustees to such Person in carrying out the terms of the Trust, and the Trustees shall have no personal or individual obligation to satisfy any such liability.

(c)

As far as reasonably practicable, the Trustees shall cause any written instrument creating an obligation of the Trust to include a reference to this Agreement and to provide that neither the Beneficiaries, the Trustees nor their agents shall be liable thereunder, and that the other parties to such instrument shall look solely to the Trust Assets for the payment of any claim thereunder or the performance thereof; provided that the omission of such provision from any such instrument shall not render the Beneficiaries, the Trustees or their agents liable, nor shall the Trustees be liable to anyone for such omission.

8.3

Limitation on Liability to Third Persons. No Beneficiary shall be subject to any personal liability whatsoever, in tort, contract, or otherwise, to any Person in connection with the Trust Assets or the affairs of the Trust. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of trustees or officers of a Maryland statutory trust, no present or former Trustee or officer or other agent of the Trust or of any Trust Subsidiary, including the Administrator and NBC Trust Company, shall be subject to any personal liability whatsoever in tort, contract or otherwise, to the Trust, any Beneficiary or any other Person. All Persons shall look solely to the Trust Assets for satisfaction of claims of any nature arising in connection with the affairs of the Trust. The Trustees shall, at all times, at the expense of the Trust, maintain insurance for the protection of the Trust Assets, its Beneficiaries, the Trustees and agents in such amount as the Trustees shall deem adequate, in the exercise of their discretion, to cover all foreseeable liability to the extent available at reasonable rates. Neither the amendment nor repeal of this Section 8.3, nor the adoption or amendment of any other provision of this Agreement inconsistent with this Section 8.3, shall apply to or affect in any respect the applicability of the preceding sentences with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

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8.4

Recitals. Any written instrument creating an obligation of the Trust shall be conclusively taken to have been executed or done by a Trustee or agent of the Trust only in its capacity as a Trustee under this Agreement, or in its capacity as an agent of the Trust.

8.5

Indemnification. The Trustees and each Person appointed or employed by the Trustees pursuant to Section 5.11, including the Administrator and NBC Trust Company, and the directors, officers, employees, managers and agents of each Trustee (each such person an “Indemnified Person” and collectively the “Indemnified Persons”), shall, to the fullest extent permitted by law, be indemnified out of the Trust Assets against all claims, actions, liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees, reasonably incurred by the Indemnified Persons in connection with the defense or disposition of any action, suit or other proceeding by the Trust, the Administrator, NBC Trust Company, or any other Person, whether civil or criminal, in which the Indemnified Person may be involved or with which the Indemnified Person may be threatened: (a) in the case of a Trustee or a Person appointed by the Trustees pursuant to Section 5.11, including the Administrator and NBC Trust Company, while in office or thereafter, by reason of his being or having been such a Trustee, the Administrator, NBC Trust Company, employee or agent including, without limitation, in connection with or arising out of any action, suit or other proceeding based on any alleged breach of duty, neglect, error, misstatement, misleading statement, omission or act of any such Trustee, the Administrator, NBC Trust Company or Person in such capacity: and (b) in the case of any director, officer, employee, manager or agent of any such Person, by reason of any such Person exercising or failing to exercise any right or power hereunder. The rights accruing to any Indemnified Person under these provisions shall not exclude any other right to which the Indemnified Person may be lawfully entitled; provided that no Indemnified Person may satisfy any right of indemnity or reimbursement granted herein, or to which the Indemnified Person may be otherwise entitled, except out of the Trust Assets, and no Beneficiary shall be personally liable to any person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees shall make advance payments in connection with indemnification under this Section 8.5, provided that the Indemnified Person shall have given a written undertaking to repay any amount advanced to the Indemnified Person and to reimburse the Trust in the event that it is subsequently determined that the Indemnified Person is not entitled to such indemnification. The Trustees shall cause the Trust to purchase such insurance as they believe, in the exercise of their discretion, adequately insures that each Indemnified Person shall be indemnified against any such claims, actions, liabilities and expenses pursuant to this Section 8.5, which insurance will be similar in coverage for such Indemnified Person as the Company’s Directors and Officers insurance policy in place before the Conversion Date. Nothing contained herein shall restrict the right of the Trustees to indemnify or reimburse such Indemnified Person in any proper case, even though not specifically provided for herein, nor shall anything contained herein restrict the right of any such Indemnified Person to contribution under applicable law.

8.6

Reliance on Statements by Trustees. Any Person dealing with the Trustees shall be fully protected in relying upon a certificate of the Trustees with respect to the authority that a Trustee, or any officer or agent of the Trust, has to take any action with respect to the Trust. Any Person dealing with the Trustees shall be fully protected in relying upon a certificate of the Trustees setting forth the facts concerning any action taken by a Trustee pursuant to this Agreement.

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Article IX
CERTAIN MATTERS CONCERNING THE BENEFICIARIES

9.1

Evidence of Action by Beneficiaries. Whenever in this Agreement it is provided that the Beneficiaries may take any action (including the making of any demand or request, the giving of any notice, consent, or waiver, the removal of a Trustee, the appointment of a successor Trustee, or the taking of any other action), the fact that at the time of taking any such action such Beneficiaries have joined therein may be evidenced: (a) by any instrument or any number of instruments of similar tenor executed by the Beneficiaries in person or by proxy, agent or attorney appointed in writing; or (b) by the record of the Beneficiaries voting in person or by proxy in favor thereof at any meeting of Beneficiaries duly called and held in accordance with the provisions of Article X.

9.2

Limitation on Suits by Beneficiaries. No Beneficiary shall have any right by virtue of any provision of this Agreement to institute any action or proceeding at law or in equity against any party other than the Trustees upon or under or with respect to the Trust Assets or the agreements relating to or forming part of the Trust Assets, and the Beneficiaries (by their acceptance of any distribution made to them pursuant to this Agreement) waive any such right.

9.3

Requirement of Undertaking. The Trustees may request any court to require, and any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Trustees for any action taken or omitted to be taken by them as Trustees, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section 9.3 shall not apply to any suit by the Trustees.

Article X
MEETINGS OF BENEFICIARIES

10.1

Purpose of Meetings. A meeting of the Beneficiaries may be called at any time and from time to time pursuant to the provisions of this Article for the purposes of taking any action which the terms of this Agreement expressly permit Beneficiaries to take either acting alone or with the Trustees.

10.2

Meeting Called by Trustees. The Trustees may at any time call a meeting of the Beneficiaries to be held at such time and at such place as the Trustees shall determine. Written notice of any meeting of the Beneficiaries shall be given by the Trustees (except as provided in Section 10.3), which written notice shall set forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, and shall be mailed not more than 60 nor less than 10 days before such meeting is to be held to all of the Beneficiaries of record not more than 60 days before the date of such meeting. The notice shall be directed to the Beneficiaries at their respective addresses as they appear in the records of the Trust.

10.3

Meeting Called on Request of Beneficiaries. Within 30 days after written request to the Trustees by Beneficiaries holding an aggregate of at least a majority of the total Units held by all Beneficiaries to call a meeting of all Beneficiaries (but only to transact business permitted by Section 10.1 hereof), which written request shall specify in reasonable detail the action proposed to be taken, the Trustees shall proceed under the provisions of Section 10.2 to call a meeting of the Beneficiaries.

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10.4

Persons Entitled to Vote at Meeting of Beneficiaries. Each Beneficiary shall be entitled to vote at a meeting of the Beneficiaries either in person or by his proxy duly authorized in writing. The signature of the Beneficiary on such written authorization need not be witnessed or notarized. Each Beneficiary shall be entitled to a number of votes equal to the number of Units held by such Beneficiary as of the applicable record date.

10.5

Quorum; Vote Required for Approval. Except as otherwise required by this Agreement or law, Beneficiaries holding at least the number of Units in the aggregate sufficient to take action on any matter for which such meeting was called shall be necessary to constitute a quorum at any meeting of Beneficiaries for the transaction of business. If less than a quorum is present, the Trustees or Beneficiaries having aggregate Units of at least a majority of the total Units held by all Beneficiaries represented at the meeting may adjourn such meeting with the same effect and for all intents and purposes as though a quorum had been present. Except to the extent a different percentage is specified in this Agreement for a particular matter or is required by law, when a quorum is present, any act requiring the approval of the Beneficiaries shall be approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter.

10.6

Adjournment of Meeting. Subject to Section 10.5, meeting of Beneficiaries may be adjourned from time to time and a meeting may be held at such adjourned time and place without further notice.

10.7

Conduct of Meetings. The Trustees shall appoint the Chairman and the Secretary of the meeting and may adopt such rules for the conduct of such meeting as it shall deem appropriate, provided that such rules shall not be inconsistent with the provisions of this Agreement. The vote upon any resolution submitted to any meeting of Beneficiaries shall be by written ballot. An Inspector of Votes, appointed by the Chairman of the meeting, shall count all votes cast at the meeting, in person or by proxy, for or against any resolution and shall make and file with the Secretary of the meeting their verified written report. In the event that a meeting of the Beneficiaries is held when there are no Trustees then in office, the Beneficiaries present or represented by proxy may adopt such rules for the conduct of such meeting as they shall deem appropriate, provided that such rules shall not be inconsistent with the provisions of this Agreement.

10.8

Record of Meeting. A record of the proceedings of each meeting of Beneficiaries shall be prepared by the Secretary of the meeting. The record shall be signed and verified by the Secretary of the meeting and shall be delivered to the Trustees to be preserved by them. Any record so signed and verified shall be conclusive evidence of all of the matters therein stated.

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Article XI
AMENDMENTS

11.1

Amendments Requiring Consent of Beneficiaries. This Agreement may be amended from time to time by the Trustees, with the approval of Beneficiaries holding a majority of the total Units outstanding, or such greater or lesser percentage as shall be specified in this Agreement for the taking of an action by the Beneficiaries under the affected provision of this Agreement, obtained at a meeting of the Beneficiaries duly called for such purpose; provided that no such amendment shall increase the potential liability of the Trustees hereunder without the written consent of the Trustees; provided, further, that no such amendment shall permit the Trustees to engage in any activity prohibited by Section 7.1 hereof or affect the Beneficiaries’ rights to receive their pro rata shares of the Trust Assets at the time of any distribution, and no such amendment shall, or cause the Trustees to take any action that would, jeopardize the status of the Trust as a “liquidating trust” for federal, state, or local income tax purposes within the meaning of Treasury Regulation Section 301.7701-4(d) and any analogous provision of state or local law or jeopardize the Beneficiaries treatment as other than the owners of their respective shares of the Trust’s taxable income pursuant to Section 671 through 679 of the Code and any analogous provision of state or local law.

11.2

Amendments Not Requiring Consent of Beneficiaries. This Agreement may be amended from time to time by the Trustees, without the consent of any of the Beneficiaries, (a) to add to the representations, duties or obligations of the Trustees or surrender any right or power granted to the Trustees herein; (b) to facilitate the transferability by Beneficiaries of Trust Units, subject to the ability of the liquidating trust to remain eligible for relief from the registration and reporting requirements under the Exchange Act, (c) to comply with applicable laws, including tax laws or to satisfy any requirements, conditions, guidelines or opinions contained in any opinion, directive, order, ruling or regulation of the Commission, the Internal Revenue Service or any other U.S. federal or state or non-U.S. governmental agency, compliance with which the Trustees deem to be in the best interest of the Beneficiaries as a whole, (d) to enable the Trust to obtain no-action assurances from the staff of the Commission regarding relief from registration and reporting requirements under the Exchange Act, which relief the Trustees deem to be in the best interest of the Beneficiaries as a whole, (e) to enable the Trust to be treated as a liquidating trust under Treasury Regulation Section 301.7701-4(d) and any analogous provision of state or local law, if the Trustees deem it to be in the best interests of the Beneficiaries as a whole, or (f) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to add any other provision with respect to matters or questions arising under this Agreement which will not be inconsistent with the provisions of this Agreement.

11.3

Notice and Effect of Amendment. Upon the execution of any such declaration of amendment by the Trustees, this Agreement shall be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties, and immunities of the Trustees and the Beneficiaries under this Agreement shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modification and amendments, and all the terms and conditions of any such amendment shall thereby be deemed to be part of the terms and conditions of this Agreement for any and all purposes.

Article XII
MISCELLANEOUS PROVISIONS

12.1

Filing Documents. This Agreement shall be filed or recorded in such office or offices as the Trustees may determine to be necessary or desirable. A copy of this Agreement and all amendments thereof shall be maintained in the principal executive office of the Trust and shall be available at all times during regular business hours for inspection by any Beneficiary or such Beneficiary’s duly authorized representative. The Trustees shall file or record any amendment of this Agreement in the same places where the original Agreement is filed or recorded to the extent the Trustees may determine such filing to be necessary or desirable. The Trustees shall file or record any instrument which relates to any change in the name or office of a Trustee in the same places where the original Agreement is filed or recorded to the extent the Trustees may determine such filing to be necessary or desirable.

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12.2

Intention of Parties to Establish Trust. This Agreement is not intended to create, and shall not be interpreted as creating, a corporation, association, partnership, or joint venture of any kind for purposes of federal income taxation or for any other purpose.

12.3

Laws as to Construction. This Agreement, the internal affairs of the Trust, and the liability of the Trustees as trustees, and the Beneficiaries as holders of Beneficial Interests, for any debt, obligation, or other liability of the Trust shall be governed by and construed in accordance with the internal laws of the State of Maryland, except to the extent that the provisions of any applicable law are permitted to be varied by the provisions of the Agreement, in which event the provisions of this Agreement shall govern; provided that the Maryland Act (except as varied hereby), and not the laws applicable to common law trusts, shall govern the Trust, this Agreement, and the rights and obligations of the Trustees and the Beneficiaries. The Trustees, the Company and the Beneficiaries (by their acceptance of any distributions made to them pursuant to this Agreement) consent and agree that this Agreement shall be governed by and construed in accordance with such laws.

12.4

Beneficiaries Have No Rights or Privileges as Stockholders. Except as expressly provided in this Agreement or under applicable law, the Beneficiaries shall have no rights or privileges as Beneficiaries attributable to their former status as Stockholder.

12.5

Exclusive Forum for Certain Litigation. Unless the Trustees consent in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, shall be the sole and exclusive forum for (a) any action asserting a claim of breach of any duty owed by any Trustee or any officer, employee, independent contractor or agent of the Trust or any Trust Subsidiary, including the Administrator, to the Trust or any Beneficiary or such Beneficiary’s heirs or devisees or, if applicable, plan participant or account owner, (b) any action asserting a claim against the Trust or any Trustee or any officer, employee, independent contractor or agent of the Trust or any Trust Subsidiary, including the Administrator, pursuant to any provision of the Maryland Statutory Trust Act or this Agreement or (c) any action asserting a claim against the Trust or any Trustee or any officer, employee, independent contractor or agent of the Trust or any Trust Subsidiary, including the Administrator that is governed by the internal affairs doctrine.

12.6

Severability. In the event any provision of this Agreement or the application thereof to any Person or circumstances shall be finally determined by a court of proper jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

12.7

Notices.

(a)

Any notice or other communication by the Trustees to any Beneficiary shall be in writing and shall be deemed to have been duly given for all purposes when (i) deposited in the mail, postage prepaid, for delivery to, or deposited with a courier service for delivery to, such Person, or (ii) delivered personally to such Person, in each case at his address as shown in the records of the Trust.

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(b)

All notices and other communications under this Agreement to any party hereto shall be in writing and shall be deemed to have been duly given for all purposes when (i) deposited in the mail, postage prepaid, for delivery to, or deposited with a courier service for delivery to, such party, or (ii) delivered personally, in each case at the following address or at such other addresses as shall be specified by the parties by like notice.

(A)

If to the Trust or the Trustees:

Crossroads Liquidating Trust

128 N. 13th Street, Suite 1100

Lincoln, Nebraska 68508

(B)

If to the Company:

Crossroads Capital, Inc.

128 N. 13th Street, Suite 1100

Lincoln, Nebraska 68508

12.8

Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute one and the same instrument.

[Signature page follows.]

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IN WITNESS WHEREOF, Crossroads Capital, Inc. has caused this Agreement to be executed by an authorized officer, and the Trustees herein have executed this Agreement, effective this 23rd day of June, 2017.

THE COMPANY:

Crossroads Capital, Inc.

By:	/s/ Ben H. Harris
Ben H. Harris
President and Chief Executive Officer

THE TRUSTEES:

By:	/s/ Andrew Dakos
Andrew Dakos

By:	/s/ Phillip Goldstein
Phillip Goldstein

By:	/s/ Gerald Hellerman
Gerald Hellerman

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Annex A

ARTICLES OF CONVERSION
CONVERTING
CROSSROADS CAPITAL, INC.
TO
CROSSROADS LIQUIDATING TRUST

Pursuant to the provisions of §3-903 of the Maryland General Corporation law, Crossroads Capital, Inc., a Maryland Corporation, hereby certifies as follows:

Article I

The name of the Maryland Corporation is Crossroads Capital, Inc. (the ”Converting Corporation”). The Converting Corporation’s Articles of Incorporation were filed on May 9, 2008.

Article II

The Converting Corporation is converting into Crossroads Liquidating Trust, a statutory trust formed under the general laws of the State of Maryland (the “Converted Trust”).

Article III

The terms and conditions of the conversion have been approved by the board of directors and stockholders of the Converting Corporation in accordance with §3-902 of the Maryland General Corporation Law and the Converting Corporation’s Articles of Amendment and Restatement, as amended, and the Amended and Restated Bylaws, as amended.

Article IV

Each outstanding share of preferred and common stock of the Converting Corporation, par value $0.001 per share, shall, without any further action on the part of any stockholder of the Converting Corporation, be converted into and exchanged for one unit of beneficial interest of the Converted Trust. There has been no preferred stock issued.

Article V

These Articles of Conversion shall become effective at 11:59 p.m. Eastern Time on June 23, 2017.

Article VI

The Converting Corporation shall cease to exist as a Maryland corporation and shall continue to exist as the Converted Trust, and the Converted Trust, for all purposes of the laws of the State of Maryland, shall be deemed to be the same entity as the Converting Corporation. All the assets of the Converting Corporation, including any legacies that it would have been capable of taking, shall vest in and devolve on the Converted Trust without further act or deed and shall be the property of the Converted Trust, and the Converted Trust shall be liable for all of the debts and obligations of the Converting Corporation.

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IN WITNESS WHEREOF, these Articles of Conversion are hereby executed for and on behalf of Crossroads Capital, Inc. by its President and Chief Executive Officer, who does hereby acknowledge that said Articles of Conversion are the act of said corporation, and who does hereby state under penalties of perjury that the matters and facts set forth therein with respect to authorization and approval of said conversion are true in all material respects to the best of his knowledge, information and belief.

CROSSROADS CAPITAL, INC.

By:
Name:	Ben H. Harris
Title:	President and Chief Executive Officer

Attest:

Name: David M. Hadani
Title: Secretary

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STATE OF

)

COUNTY OF

)

I hereby certify that on ______________________________, 2017, before me, the subscriber, a notary public for the state and county aforesaid, personally appeared Ben H. Harris, President and Chief Executive Officer of Crossroads Capital, Inc., a corporation party to the annexed Articles of Conversion, and, on behalf of the said corporation, acknowledged the annexed Articles of Conversion to be the act of said corporation.

WITNESS my hand and notarial seal the date first above written.

Notary Public

[Affix Notarial Seal]

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Annex B

CERTIFICATE OF TRUST

THIS IS TO CERTIFY THAT:

The undersigned trustees hereby form a statutory trust pursuant to the laws of the State of Maryland.

1.

Trust Name.

The name of the statutory trust is Crossroads Liquidating Trust.

2.

Resident Agent.

The name and address of the Resident Agent of the Trust are The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, MD 21201.

3.

Principal Office.

The address of the Principal Office of the Trust in the state of Maryland is: c/o The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, MD 21201.

4.

Governance.

The Trust shall be governed by that certain Liquidating Trust Agreement dated as of June 23, 2017 by and among Crossroads Capital, Inc., and Andrew Dakos, Phillip Goldstein and Gerald Hellerman, as Trustees, as may be amended from time to time.

The undersigned, being the trustees of the Trust, acknowledges under the penalties for perjury that, to the best of his knowledge and belief, the facts stated herein are true.

IN WITNESS WHEREOF, the undersigned trustees have signed this Certificate of Trust as of this ____ day of ____________, 2017.

TRUSTEES:

By:
Andrew Dakos

By:
Phillip Goldstein

By:
Gerald Hellerman

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I hereby consent to my designation as Resident Agent for:

CROSSROADS LIQUIDATING TRUST

THE CORPORATION TRUST INCORPORATED

By:
Name:
Title:

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